EXHIBIT F - SCHEDULE 1(d)                                                     51

                                                                                                                             STAKE
                                                                                                                            RELATED
                                                                             STATE OF                                         TO
COMPANY-ID           NAME OF COMPANY                 ORGANIZATION          ORGANIZATION          TYPE OF BUSINESS           E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
   3090     Stromerzeugung Deersheim GmbH      Private Limited Company    Germany         Electric Utility                 28.214
  20281     Energieversorgung Celle GmbH i.L.  Private Limited Company    Germany         Municipal Multi-Utility          36.114
                                                                                          Provider of Gas Transmission
   2406     Bayerngas GmbH                     Private Limited Company    Germany          and Distribution Services       22.020
   2209     BHKW Blockheizkraftwerk Manschnow  Private Limited Company    Germany
             GmbH                                                                         Power Plant Owner and Operator   35.228
   2752     Elektrizitatswerk Minden-
             Ravensberg Gesellschaft mit                                                  Provider of Multi-Utility
             beschrankter Haftung              Private Limited Company    Germany          Services                        55.150
  20404     Ingenieurburo Gunter Reimer GmbH   Private Limited Company    Germany                                          55.150
  20413     Bockermann Fritze DesignHaus GmbH  Private Limited Company    Germany                                          27.575
  20334     Marktplatz Sudniedersachsen
             Internet GmbH                     Private Limited Company    Germany         Internet Site Management         11.001
    793     egm Erdgas Mitteldeutschland GmbH  Private Limited Company    Germany         Municipal Gas Utility            73.340
                                                                                          Water Supplier, Provider of
                                                                                           Sewage Treatment and Gas
   1010     Gelsenwasser AG                    Limited Corporation        Germany          Distribution Services           80.481
   2135     Abwassergesellschaft Gelsenkirchen Private Limited Company    Germany         Provider of Sewage Treatment
             mbH                                                                           Services                        41.045
   2136     AWS Abwassersysteme GmbH           Private Limited Company    Germany         Sewage Treatment Utility         80.481
   2264     Wasserwirtschaft Leidersbach GmbH  Private Limited Company    Germany         Municipal Water Utility          40.240
   2749     WVE Wasserversorgungs- und
             entsorgungsgesellschaft
             Schriesheim mbH                   Private Limited Company    Germany         Water Distribution Utility       19.717
                                                                                          Provider of Waste Water
                                                                                           Treatment/Water Supply
   2222     CHEVAK Cheb a.s.                   Joint Stock Company        Czech Republic   Services                        27.106
                                                                                          Provider of Waste Water
   2748     GW-Borsodviz Kozuzemi Szolgaltato  Limited Company            Hungary          Treatment/Water Supply
             Korlatolt Felelossegu Tarsasag                                                Services                        39.451
                                                                                          Provider of Waste Water
   2200     Hansewasser Ver- und Entsorgungs-  Private Limited Company    Germany          Treatment/Water Supply
             GmbH                                                                          Services                        39.435
   2154     Niederrheinische Gas- und          Private Limited Company    Germany         Provider of Gas and Water
             Wasserwerke GmbH                                                              Utility Services                80.481
            Allgemeine Wohnungsverwaltungs- &
   2229      Betreuungsgesellschaft Verwey     Private Limited Company    Germany         Real Estate Manager; Procures
             GmbH                                                                          Utility Services                80.481
   2750     H+V Liegenschaftsverwaltungs- und  Private Limited Company    Germany
             Beteiligungs-GmbH                                                            Holding Company                  80.481
   2137     Barbara Tesche                     Private Limited Company    Germany
             Grundbesitzverwaltungen                                                      Real Estate Manager; Procures
             Immobilien GmbH                                                               Utility Services                80.481
   2139     Erdgasheiztechnik                  Private Limited Company    Germany
             Planungsgesellschaft fur                                                     Gas Heating and Air-
             haustechnische Anlagen mbH                                                    conditioning Systems Developer  80.481
   2140     Erdgasversorgung Schwalmtal GmbH   Private Limited Company    Germany         Gas Distribution Utility         40.240
   2141     Erdgaswarme Gesellschaft fur       Private Limited Company    Germany         Gas Heating Equipment and
             Heizungs- und Klimatechnik mbH                                                Air-conditioning Vendor         80.481
   2223     Gasversorgung Hunxe GmbH           Private Limited Company    Germany         Gas Distribution Utility         72.433
                                                                                          Heating and Sanitation System
   2145     Gerhard Lettmann GmbH              Private Limited Company    Germany          Installation Service            80.481
   2267     KMS KRASLICKA MESTSKA SPOLECNOST                                              Provider of Water, Waste Water
             s.r.o.                            Limited Liability Company  Czech Republic   Disposal and Heating Services   40.240

   2156     PVU Prignitzer Energie- und        Private Limited Company    Germany
             Wasserversorgungsunternehmen
             GmbH                                                                         Municipal Multi-Utility          40.240
   2162     Stadtwerke Burg GmbH               Private Limited Company    Germany         Municipal Multi-Utility          39.435
  20001     Stadtwerke Kaarst GmbH             Private Limited Company    Germany         Municipal Multi-Utility          40.240
   2252     Stadtwerke Kalkar GmbH             Private Limited Company    Germany         Municipal Multi-Utility          39.435
   2163     Stadtwerke Wei(beta)enfels GmbH    Private Limited Company    Germany         Municipal Multi-Utility          19.717
   2251     Stadtwerke Wesel GmbH              Private Limited Company    Germany         Municipal Multi-Utility          16.096
   2164     Stadtwerke Zeitz GmbH              Private Limited Company    Germany         Municipal Multi-Utility          19.717
                                                                                          Provider of Gas and Water
   2165     TEREA Cheb s.r.o.                  Limited Liability Company  Czech Republic   Utility Services                40.240
   2172     Wasserversorgung Voerde GmbH       Private Limited Company    Germany         Water Distribution Utility       40.240

EXHIBIT F - SCHEDULE 1(d)                                                     52

                                                                                                                             STAKE
                                                                                                                            RELATED
                                                                              STATE OF                                        TO
COMPANY-ID        NAME OF COMPANY                    ORGANIZATION          ORGANIZATION       TYPE OF BUSINESS              E.ON AG
------------------------------------------------------------------------------------------------------------------------------------
    20523   Przedsiebiorstwo Wodociagow i
             Kanalizacji w Glogowie, Spolka
     2149    z organiczona odpowiedzialnoscia  Limited Liability Company  Poland                                           37.021
            Stadtische Werke Magdeburg
             Beteiligungs GmbH                 Private Limited Company    Germany         Gas Supplier                     72.464
     2168   Vereinigte Gas-und                                                            Gas and Water Distribution
             Wasserversorgung GmbH             Private Limited Company    Germany          Utility                         80.481
     2142   Gas- und Wasserversorgung Hoxter
             GmbH                              Private Limited Company    Germany         Municipal Gas and Water Utility  40.240
                                                                                          Gas and Water Distribution
     2144   Gasversorgung Westfalica GmbH      Private Limited Company    Germany          Utility                         80.481
     2151   Kreiswasserversorgung Hoxter GmbH  Private Limited Company    Germany         Municipal Gas and Water Utility  80.481
                                                                                          Provider of Water Supply and
     2169   VeWa Vereinigte Wasser GmbH        Private Limited Company    Germany          Waste Water Disposal Services   26.824
     2170   Wasserbeschaffung Mittlere Ruhr
             GmbH                              Private Limited Company    Germany         Water Distribution Utility       40.240
    20524   Wassergewinnung Essen GmbH         Private Limited Company    Germany                                          40.240
     2171   Wasserversorgung Herne GmbH        Private Limited Company    Germany         Water Distribution Utility       40.240
     2173   Wasserwerk Muhlgrund GmbH          Private Limited Company    Germany         Municipal Water Utility          40.240
    20002   Wasserwerke Westfalen GmbH         Private Limited Company    Germany         Municipal Water Utility          40.240
            Westfalische Wasser- und
    20270    Umweltanalytik GmbH               Private Limited Company    Germany         Environment Analysis             48.288
     2281   Internet Laboratories b.v.         Private Limited Company    Netherlands     Inactive                         33.330
     2284   Power Total Maintenance b.v.       Private Limited Company    Netherlands     Maintenance Services Company     50.000
     2459   EN projekt s.r.o.                  Limited Liability Company  Czech Republic  Research Company                 50.000
    20031   Vychodoceska Energetika a.s.                                                  Electricity Distribution
             (VCE)                             Joint Stock Company        Czech Republic   Utility                         41.730
     2702   Zapadoceska energetika a.s. (ZCE)  Joint Stock Company        Czech Republic  Electricity Supplier             35.130
            Badische Gas- und                                                             Electric and Gas Municipal
      413    Elektrizitatsversorgung AG        Limited Corporation        Germany          Utility                         10.167
      800   Harz Energie Goslar GmbH           Private Limited Company    Germany         Multi-Utility                    47.489
    20306   Stadtwerke Korbach GmbH            Private Limited Company    Germany         Municipal Multi-Utility          43.290
    20060   Sudhessische Gas und Wasser AG     Limited Corporation        Germany         Multi-Utility                    22.538
            Wurtt. Elektrizitats-
     3086    Beteiligungs-GmbH                 Private Limited Company    Germany         Electric Municipal Utility       86.754
      299   E.ON Energiebeteiligungs-GmbH      Private Limited Company    Germany         Holding Company                 100.000
            swb AG (Stadtwerke Bremen
     2178    Aktiengesellschaft)               Limited Corporation        Germany         Municipal Multi-Utility          22.020
                                                                                          Environmental Protection and
     2704   Zold-Hid Egyesules                 Unlimited Company          Hungary          Energetical  consultancy        27.215
                                                                                          Power Plant Gas
      172   Ruhr-Schwefelsaure GmbH            Private Limited Company    Germany          Desulphurization Processor      39.762
            Shuangli Waste-Coal Conversion                                                Coal Conversion Consulting
     2160    Consulting Corporation Ltd.       Private Limited Company    China            Company                         59.643
                                                                                          Joint partnership used to
                                                                                           bundle voting rights of E.ON
            E.ON Kraftwerke / Stadtische                                                   Energie Group companies for
     2225    Werke Kassel GbR                  Civil Law Partnership      Germany          tax purposes                    59.643
            OEG Ostbayerische                                                             Environmental, Waste water,
     2584    Entsorgungsgesellschaft GmbH      Private Limited Company    Germany          Disposal Project Developer      99.405
            WEWATEC GmbH Wertstofftechnik                                                 Waste Processing/Recycling
     2698    Wackersdorf                       Private Limited Company    Germany          Company                         74.156
     2432   Bio-Kompost- und Entsorgungs GmbH  Private Limited Company    Germany         Compost Disposal                 24.841
            ERV Elektronik-Recycling und                                                  Provider of Waste Collection
     2483    Verwertung GmbH, Ostthuringen     Private Limited Company    Germany          and Disposal Services           33.101
                                                                                          Reserve company, no activities
    20356   Espower AS                         Private Limited Company    Norway           yet                             65.560
                                                                                          Multi Utility (Generation of
                                                                                           biopower, distribution and
    20350   Joensuun Energia Oy                Public Limited Corporation Finland          sales of power and heat)        65.560
                                                                                          Distribution of heat (will be
                                                                                           merged with Espoon Sahko Oy
    20351   Koskelon Lampo Oy                  Public Limited Corporation Finland          12/2002)                        65.560
    20144   Enista  Atervinning AB             Stock Company              Sweden          Power Plant Owner and Operator   55.170
    20216   Hafslund AS                        Private Limited Company    Norway          Energy Utility                   12.049
    20212   Ostfold Energi Kraftsalg AS        Private Limited Company    Norway          Power Plant Owner and Operator   27.033

EXHIBIT F - SCHEDULE 1(d)                                                     53

                                                                                                                            STAKE
                                                                                                                            RELATED
                                                                              STATE OF                                        TO
COMPANY-ID        NAME OF COMPANY                    ORGANIZATION          ORGANIZATION       TYPE OF BUSINESS              E.ON AG
------------------------------------------------------------------------------------------------------------------------------------
    20213   Ostfold Energi Nett AS             Private Limited Company    Norway          Power Plant Owner and Operator     27.033
    20214   Ostfold Energi Varme AS            Private Limited Company    Norway          Power Plant Owner and Operator     27.033
    20097   Sydkraft Elnat Hassleholm AB       Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20100   Sydkraft Elnat Lessebo AB          Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20119   Sydkraft Elnat Malardalen AB       Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20129   Sydkraft Elnat Malmo AB            Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20179   Sydkraft Elnat Nord AB Regionnat   Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20098   Sydkraft Elnat Osby AB             Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20104   Sydkraft Ostnat AB                 Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20105   Sydkraft Ostnat VSA AB             Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20161   NIKAB ENRGI AB FJARRVARME          Stock Company              Sweden          Heat Production or Distribution    55.170
                                                                                           Company
    20096   Uppvidinge Eldistribution AB       Stock Company              Sweden          Power Plant Owner and Operator     55.170
    20340   E.ON Wesertal                      Private Limited Company    Germany         Holding Company                   100.000
             Beteiligungsgesellschaft mbH
    20378   Elektrizitatswerk Wesertal         Private Limited Company    Germany                                           100.000
             Gesellschaft mit beschrankter
             Haftung
    20431   E.ON Energie 11. Beteiligungs-     Private Limited Company    Germany                                           100.000
             GmbH
      132   HEIN GAS Hamburger Gaswerke GmbH   Private Limited Company    Germany         Municipal Gas Distribution         90.263
                                                                                           Utility
    20017   HGW HanseGas GmbH                  Private Limited Company    Germany         Gas Distribution Utility           90.263
     2542   Isarwerke GmbH                     Private Limited Company    Germany         Hydro-Electric Power Plant         97.150
                                                                                           Operator; Holding Company
     2534   HI-                                Private Limited Company    Germany         Holding Company                    45.485
             Vermogensverwaltungsgesellschaft
             mbH
     2692   VI-Industrie-                      Private Limited Company    Germany         Holding Company                    45.641
             Beteiligungsgesellschaft mbH
    20246   GMS, Geothermie Markt Schwaben     Private Limited Company    Germany         Developer and Owner of Thermic     12.789
             GmbH                                                                          Plants
     2952   Ostmecklenburgische Gasversorgung  Civil Law Partnership      Germany         Municipal Gas Utility              85.918
             Neubrandenburg GbR
     2753   Lietuvos Dujos                     Limited Corporation        Lithuania       Gas Distribution Utility           14.240
    20010   Lithuanian Power Company (LPC)     Limited Corporation        Lithuania       Electric Distribution Utility      10.300
    20343   Lituvos Elektrine                  Limited Corporation        Lithuania       Power Plant Owner                  10.900
    20503   MAGYAR Beteiligungs- und           Private Limited Company    Germany                                           100.000
             Verwaltungs GmbH
     2067   Gesellschaft fur umweltschonende   Private Limited Company    Germany         Environmental Services             54.510
             Energietechnik mbH (GUE)
     2590   Piesteritzer Siedlungsges. mbH &   Limited Partnership with   Germany         Real Estate Owner/Manager          90.090
             Co. Bewirtschaftungs-KG            a Private Limited
                                                Liability Company as a
                                                General Partner
     2591   Piesteritzer                       Private Limited Company    Germany         Real Estate Owner/Manager          90.000
             Siedlungsgesellschaft mbH
     2106   Kieler Umwelt-Entsorgungsservice   Private Limited Company    Germany         Disposal of Waste                  32.645
             GmbH
    20347   Siauliai Energy Construction       Private Limited Company    Lithuania       Construction Company               10.600
             Company
     2734   Mercateo AG                        Limited Corporation        Germany         Internet-based Energy Trading      54.339
                                                                                           Marketplace Owner/Operator
    20468   Stadtwerke Saalfeld GmbH           Private Limited Company    Germany                                            11.624
    20372   TEAG Projektgesellschaft mbH       Private Limited Company    Germany         Inactive                           72.650
     2950   Vereinigung der Gesellschafter     Civil Law Partnership      Germany         Holding Company; Joint             96.516
             der Bayernwerk Wasserkraft AG                                                 partnership used to bundle
                                                                                           voting rights of E.ON Energie
                                                                                           Group companies for tax
                                                                                           purposes
     2060   Zentrum fur energetische           Limited Corporation        Russia          Consulting                         15.000
             Perspektiven Aktiengesellschaft
     5610   EMCO Ltd                           Private Limited Company    United Kingdom  Dormant                           100.000
     5612   EME Employment Co Ltd              Private Limited Company    United Kingdom  Dormant                           100.000
     5613   EME Employment Co (No 2) Ltd       Private Limited Company    United Kingdom  Dormant                           100.000
     5584   North Queensland Power Ltd         Proprietary Limited        Australia       Dormant                            40.000
                                                Company
     5522   East Midlands Pipelines Ltd        Private Limited Company    United Kingdom  Pipeline Installation and         100.000
                                                                                           Operation Company
     5790   CLP Powergen India Ltd             Private Limited Company    Mauritius       Holding Company                    20.000

EXHIBIT F - SCHEDULE (d)                                                      54


COMPANY-ID                    NAME OF COMPANY                                      ORGANIZATION
----------                    ---------------                                      ------------
   5573     CLP Powergen India Private Ltd                               Private Limited Company
   5574     Gujarat Paguthan Energy Corporation Private Ltd              Private Limited Company
   5566     CLP Powergen Sdn Bhd                                         Limited Liability Company
   5567     CLP Power Projects (Yallourn) Holdings BV                    Private Limited Company
   5568     CLP Power Projects (Yallourn) BV                             Private Limited Company
   5569     CLP Power Projects (Yallourn) PTY Ltd                        Proprietary Limited Company
   5570     Auspower Holdings PTY Ltd                                    Proprietary Limited Company
   5571     Mezzco PTY Ltd                                               Proprietary Limited Company
   5572     Yallourn Energy PTY Ltd                                      Proprietary Limited Company
   5791     Bina Power Supply Company Ltd                                Private Limited Company
   5565     CLP Powergen Funding Ltd                                     Private Limited Company
   5576     CLP Powergen South East Asia Limited                         Private Limited Company
   5577     BLCP Power Limited                                           Private Limited Company
   5599     Powergen (Kentucky) Ltd                                      Private Limited Company
   5536     Powergen Renewables Ireland Ltd                              Private Limited Company
   5537     Tursillagh Windfarm Ltd                                      Private Limited Company
   5601     Tempest Networks Ltd                                         Private Limited Company
   5633     Wavedriver Ltd                                               Private Limited Company
   5644     Powergen US Investments Corp                                 Corporation
   5510     CRC-Evans International, Inc.                                Corporation
   5752     CRC-Evans Pipeline International, Inc                        Corporation
   5753     CRC-Evans BV                                                 Private Limited Company
   5755     CRC-Evans Canada LTD                                         Private Limited Company
   5756     CRC - Evans Services LTD                                     Private Limited Company
   5754     CRC-Evans Welding Services Inc                               Corporation
   5757     PIH Holdings LTD                                             Private Limited Company
   5761     Alkhaja PIH Ltd                                              Private Limited Company
   5763     Alkhaja PIH & Partners LLC                                   Limited Liability Company
   5762     Alkhaja PIH LLC                                              Limited Liability Company
   5511     Pipeline Induction Heat Ltd.                                 Private Limited Company
   5758     Didcot Heat Treatment Ltd                                    Private Limited Company
   5760     PIH Kazakstan Ltd                                            Private Limited Company
   5759     PIH Services Ltd                                             Private Limited Company
   5764     SOMICO Societe Minere et Commerciale SA                      Limited Corporation (public or private)
   5765     Revetement de Joints (RJ)                                    Unlimited Company
   5802     PIH US Inc.                                                  Corporation
   5766     CRC-Evans Weighting Systems Inc                              Corporation
   5769     KUCC Ferndale Corporation                                    Corporation
   5774     KUCC Grimes GP Corporation                                   Corporation
   5775     KUCC Grimes LP Corporation                                   Corporation
   5768     KUCC Paris Corporation                                       Corporation
   5776     Tenaska III Partners, Ltd                                    Private Limited Company
   5770     KUCC Portland 34 Corporation                                 Corporation
   5767     LG&E Capital Trimble County LLC                              Limited Liability Company
   5649     LG&E Enertech Inc                                            Corporation
   5651     Enertech Energy Development LP                               Limited Partnership
   5650     LG&E Enertech Texas LLC                                      Limited Liability Company
   5665     LG&E Power Spain LLC                                         Limited Liability Company

                                                                                                                 STAKE
                                                                                                                RELATED
                    STATE OF                                                                                    TO E.ON
COMPANY-ID        ORGANIZATION                  TYPE OF BUSINESS                                                  AG
----------        ------------                  ----------------                                                -------
   5573     India                        Holding Company                                                         20.000
   5574     India                        Power Station Operator                                                  29.600
   5566     Malaysia                     Intra-group Finance Company                                             20.000
   5567     Netherlands                  Holding Company                                                         20.000
   5568     Netherlands                  Holding Company                                                         20.000
   5569     Australia                    Holding Company                                                         20.000
   5570     Australia                    Holding Company                                                         18.400
   5571     Australia                    Intra-group Finance Company                                             18.400
   5572     Australia                    Power Station Operator                                                  18.400
   5791     India                        Project Company                                                         50.000
   5565     British Virgin Islands       Intra-group Finance Company                                             20.000
   5576     China                        Intra-group Finance Company                                             20.000
   5577     Thailand                     Project Development Company                                             10.000
   5599     United Kingdom               Not Trading                                                            100.000
   5536     Ireland, Rep. Of             Power Generation Company                                               100.000
   5537     Ireland, Rep. Of             Power Generation Company                                                50.000
   5601     United Kingdom               Not Trading                                                             50.000
   5633     United Kingdom               Not Trading                                                            100.000
   5644     United States Of America     Holding Company                                                        100.000
   5510     United States Of America                                                                            100.000
   5752     United States Of America                                                                            100.000
   5753     United States Of America                                                                            100.000
   5755     United States Of America                                                                            100.000
   5756     United States Of America                                                                            100.000
   5754     United States Of America                                                                            100.000
   5757     United States Of America                                                                            100.000
   5761     United Arab Emirates                                                                                100.000
   5763     Oman                                                                                                 45.000
   5762     Qatar                                                                                                45.000
   5511     United States Of America                                                                            100.000
   5758     United Arab Emirates                                                                                100.000
   5760     United Arab Emirates                                                                                 50.000
   5759     United Arab Emirates                                                                                100.000
   5764     France                                                                                              100.000
   5765     United States Of America                                                                            100.000
   5802     United States Of America                                                                            100.000
   5766     United States Of America                                                                            100.000
   5769     United States Of America                                                                            100.000
   5774     United States Of America                                                                            100.000
   5775     United States Of America                                                                            100.000
   5768     United States Of America                                                                            100.000
   5776     France                                                                                               15.000
   5770     United States Of America                                                                            100.000
   5767     United States Of America                                                                            100.000
   5649     United States Of America                                                                            100.000
   5651     United States Of America                                                                             50.000
   5650     United States Of America                                                                            100.000
   5665     United States Of America                                                                            100.000

EXHIBIT F - SCHEDULE 1(d)                                                     55


COMPANY-ID                    NAME OF COMPANY                                      ORGANIZATION
----------                    ---------------                                      ------------
   5737     Hadson Financial Corporation                                 Corporation
   5750     LG&E Fuels Services Inc                                      Corporation
   5749     LG&E Natural Canada Inc                                      Corporation
   5746     LG&E Natural Industrial Marketing Co                         Unlimited Company
   5682     LG&E Power Engineers and Constructors Inc                    Corporation
   5686     HD/WS Corporation                                            Corporation
   5716     Windpower Partners 1993, LP                                  Limited Partnership
   5780     LG&E Westmoreland Rensselaer                                 Unlimited Company
   5730     Ultrasystems Construction Co, Inc                            Corporation
   5771     Portland 34 LTD Corporation                                  Corporation
  60026     DEUTSCHBAU Verwaltungs GmbH                                  Private Limited Company
   8044     Komercni zona Rudna a.s.                                     Joint Stock Company
   8036     VDU-Grundstucksverwaltungsges. Leipzig-Probstheida mbH       Private Limited Company
   8037     VDU-Grundstucksverwaltungsges. Leipzig-Probstheida mbH       Limited Partnership with a Private Limited
              & Co. Entw. KG                                               Liability Company as a General Partner
   8039     Viterra Contracting GmbH                                     Private Limited Company
   6442     ECG Energie-Contracting Ges.m.b.H. Gesellschaft fur          Private Limited Company
              Energiemanagement
  60002     ICF Contracting und Finanzierungsges. m.b.H.                 Private Limited Company
  60000     ENERGIE INVEST Ges.m.b.H.                                    Private Limited Company
   6453     WGB Warme GmbH Berlin                                        Private Limited Company
   1135     Viterra Energy Services AG                                   Limited Corporation

   6484     Incatema S.L.                                                Private Limited Company

   6222     ista Dienstleistungs GmbH                                    Private Limited Company

    982     ista Hellas GmbH                                             Private Limited Company
   6463     Tianjin Viterra Energy Accounting Technology  Company        Company

   6295     VES Operations GmbH                                          Private Limited Company

  60011     Viterra Energy Services AB                                   Stock Company

   6251     Viterra Energy Services AG                                   Limited Corporation


                                                                                                                 STAKE
                                                                                                                RELATED
                    STATE OF                                                                                    TO E.ON
COMPANY-ID        ORGANIZATION                  TYPE OF BUSINESS                                                  AG
----------        ------------                  ----------------                                                -------
   5737     United States Of America                                                                            100.000
   5750     United States Of America                                                                            100.000
   5749     Canada                                                                                              100.000
   5746     United States Of America                                                                            100.000
   5682     United States Of America                                                                            100.000
   5686     United States Of America                                                                             70.000
   5716     United States Of America                                                                             50.000
   5780     United States Of America                                                                             50.000
   5730     United States Of America                                                                            100.000
   5771     United States Of America                                                                            100.000
  60026     Germany                      Real Estate Company                                                     50.000
   8044     Czech Republic               Real Estate Investment, Development and Service Company                100.000
   8036     Germany                      Real Estate Project Manager, Planner, Marketer                          50.000
   8037     Germany                      Real Estate Project Manager, Planner, Marketer                          50.000
   8039     Germany                      Heating System Designer/Financing, Construction, Operator Company      100.000
   6442     Austria                      Heating System Designer/Financing, Construction, Operator Company       51.000
  60002     Austria                      Heating System Designer/Financing, Construction, Operator Company       51.000
  60000     Austria                      Energy-related Company                                                  49.000
   6453     Germany                      Heating System Designer/Financing, Construction, Operator Company       50.000
   1135     Germany                      Provider of metering/submetering services of heat, electricity,
                                           gas and water consumption                                            100.000
   6484     Spain                        Provider of metering/submetering services of heat, electricity,
                                           gas and water consumption                                            100.000
   6222     Germany                      Provider of metering/submetering services of heat, electricity,
                                           gas and water consumption                                            100.000
    982     Greece                       Dormant Company                                                        100.000
   6463     China                        Provider of metering/submetering services of heat, electricity,
                                           gas and water consumption                                            100.000
   6295     Germany                      Logistics-/IT-Services                                                 100.000
                                           gas and water consumption                                            100.000
  60011     Sweden                       Provider of metering/submetering services of heat, electricity,
                                           gas and water consumption                                            100.000
   6251     Switzerland                  Provider of metering/submetering services of heat, electricity,
                                           gas and water consumption                                            100.000

EXHIBIT F - SCHEDULE 1(d)                                                     56

                                                                                                                             STAKE
                                                                                                                            RELATED
                                                                                        STATE OF                              TO
COMPANY-ID               NAME OF COMPANY                       ORGANIZATION           ORGANIZATION     TYPE OF BUSINESS     E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
6245        Viterra Energy Services A/S                 Public Limited Company       Denmark         Provider of            100.000
                                                                                                     metering/submetering
                                                                                                     services of heat,
                                                                                                     electricity, gas and
                                                                                                     water consumption

6259        Clorius Varmemalerkontor I/S                General Partnership          Denmark         Provider of metering/   74.600
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6247        Viterra Energy Services AS                  Private Limited Company      Norway          Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6249        Viterra Energy Services B.V.                Private Limited Company      Netherlands     Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6410        Viterra Energy Services EOOD                ?                            Bulgaria        Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6288        Viterra Energy Services Ges.m.b.H.          Private Limited Company      Austria         Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

981         Viterra Energy Services Ges.m.b.H. & Co.    Limited Partnership with a   Austria         Provider of metering/  100.000
            KG                                          Private Limited Liability                    submetering services
                                                        Company as a General                         of heat, electricity,
                                                        Partner                                      gas and water
                                                                                                     consumption

6431        GTE-Gebaude-Technik-Energie-Betriebs- u.    Private Limited Company      Austria         Provider of metering/   29.000
            Verwaltungsges. m.b.H.                                                                   submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6398        GTE-Gebaude-Technik-Energie-Betriebs- und   Limited Partnership with a   Austria         Provider of metering/   28.290
            Verwaltungsgesellschaft m.b.H. & Co. KG     Private Limited Liability                    submetering services
                                                        Company as a General                         of heat, electricity,
                                                        Partner                                      gas and water
                                                                                                     consumption

60035       Viterra Customer Services Ges.m.b.H.        Private Limited Company      Austria         Provider of metering/   65.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

1136        Viterra Energy Services GmbH                Private Limited Company      Luxembourg      Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

1034        Viterra Energy Services GmbH & Co. KG       Limited Partnership with a   Germany         Provider of metering/  100.000
                                                        Private Limited Liability                    submetering services
                                                        Company as a General                         of heat, electricity,
                                                        Partner                                      gas and water
                                                                                                     consumption

6467        Viterra Energy Services GmbH                Private Limited Company      Germany         Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6403        Viterra Energy Services Inc.                Corporation                  United States   Provider of metering/  100.000
                                                                                     Of America      submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6509        American Energy Billing Services Inc.       Corporation                  United States
                                                                                     Of America      Dormant Company        100.000

6491        Aquameter Inc.                              Corporation                  United States
                                                                                     Of America      Dormant Company        100.000

6490        Californian Edison Inc.                     Corporation                  United States
                                                                                     Of America      Dormant Company        100.000

6508        DBK Inc.                                    Corporation                  United States
                                                                                     Of America      Dormant Company        100.000

60017       Utiliread Inc.                              Corporation                  United States
                                                                                     Of America      Dormant Company        100.000

EXHIBIT F - SCHEDULE 1(d)                                                     57

                                                                                                                             STAKE
                                                                                                                            RELATED
                                                                                        STATE OF                              TO
COMPANY-ID               NAME OF COMPANY                       ORGANIZATION           ORGANIZATION     TYPE OF BUSINESS     E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
6343        Viterra Energy Services Kft.                Limited Company              Hungary         Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6248        Viterra Energy Services Ltd.                Private Limited Company      United Kingdom  Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6469        Utility Energy Solutions Ltd.               Private Limited Company      United Kingdom  Provider of metering/   65.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6478        Viterra Energy Services o.o.o.              ?                            Russia          Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

60013       Viterra Energy Services Oy                  Public Limited Corporation   Finland         Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6464        Viterra Energy Services Romania s.r.l.      Private Limited Company      Romania         Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6339        Viterra Energy Services s r.o.              Limited Liability Company    Czech Republic  Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6392        Viterra Energy Services S.A.                Limited Corporation (public  Spain           Provider of metering/  100.000
                                                        or private)                                  submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6367        Viterra Energy Services S.A.                Limited Corporation (public  Belgium         Provider of metering/  100.000
                                                        or private)                                  submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6368        Viterra Energy Services S.A.S.              Limited Partnership          France          Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6324        Viterra Energy Services Sp. z o. o.         Limited Liability Company    Poland          Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6198        Viterra Energy Services s.r.l.              Private Limited Company      Italy           Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6400        Viterra Energy Services s.r.o.              Limited Liability Company    Belarus         Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6189        Viterra Energy Services s.r.o.              Limited Liability Company    Slovakia        Provider of metering/  100.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

6510        Viterra Energy Services Tehran Co. Ltd.     Private Limited Company      Iran            Provider of metering/   51.000
                                                                                                     submetering services
                                                                                                     of heat, electricity,
                                                                                                     gas and water
                                                                                                     consumption

8018        Viterra Wohnen AG                           Limited Corporation          Germany         Real Estate Manager    100.000

8730        Vereinigung der Gesellschafter der          Civil Law Partnership        Germany         Holding Company         75.000
            Indupark GbR

8720        VIAG Connect Beteiligungs Ges.m.b.H.        Private Limited Company      Austria         Holding Company        100.000

8724        VIAG Telecom Connect zweite Beteiligungs
            Ges.m.b.H.                                  Private Limited Company      Austria         Holding Company        100.000

EXHIBIT F - SCHEDULE 1(d)                                                     58

                                                                                                                             STAKE
                                                                                                                            RELATED
                                                                                        STATE OF                              TO
COMPANY-ID               NAME OF COMPANY                       ORGANIZATION           ORGANIZATION     TYPE OF BUSINESS     E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
  4692      Agomet Klebstoffe GmbH                      Private Limited Company      Germany         Inactive                64.560
  4557      Bioregion Halle-Leipzig Management GmbH     Private Limited Company      Germany         Chemical Company        15.455
  4604      ASTA Medica T.O.O.                          ?                            Ukraine                                 64.560
  8468      Ganymed 220. Vermogensverwaltungs GmbH      Private Limited Company      Germany                                 64.560
  4571      Heller Vermogensverwaltungs-GmbH            Private Limited Company      Germany         Holding Company         64.560
  4079      Huls Erste                                  Private Limited Company      Germany         Biological, chemical,
            Vermogensverwaltungsgesellschaft mbH                                                     and pharmaceutical
                                                                                                     research and
                                                                                                     development             64.560
  4212      Sarnico Grundstucks-                        Limited Partnership with a   Germany         Real Estate Company     64.237
            Verwaltungsgesellschaft mbH & Co. KG        Private Limited Liability
                                                        Company as a General
                                                        Partner
  4187      Vitapharma GmbH                             Private Limited Company      Germany         Biological, chemical,
                                                                                                     and pharmaceutical
                                                                                                     research and
                                                                                                     development             64.560
  4559      Chemikalien G. Carl W. Franck Nachf. GmbH   Private Limited Company      Germany         Inactive                64.560
  4117      webacademy Neues Lernen GmbH                Private Limited Company      Germany         e-training Company      15.494
  8145      F.A.C. van der Linden GmbH & Co. KG         Limited Partnership with a   Germany         Chemical Company        64.560
                                                        Private Limited Liability
                                                        Company as a General
                                                        Partner
  8308      SKW East Asia Ltd.                          Private Limited Company      Japan           Chemical Company        64.495
  8467      SKW East Asia Ltd. (New Company)            Private Limited Company      Japan                                   64.495
  8105      Aquaseal Ltd. (i.L.)                        Private Limited Company      United Kingdom  Chemical Company        64.560
  8180      HSC UK Ltd.                                 Private Limited Company      United Kingdom  Chemical Company        64.560
  8218      MBT (UK) Ltd. (i.L.)                        Private Limited Company      United Kingdom  Chemical Company        64.560
  8363      Thoro Systems Products Limited (UK)         Private Limited Company      United Kingdom  Inactive                64.560
  8418      Immobiliare Malaspinas SpA                  Public Limited Company       Italy           Inactive                64.560
  8424      Multiresinas Ltda. (i.L.)                   Limited Liability Company    Colombia        Chemical Company        58.104
  8253      PCI France S.A.R.L.                         Private Limited Company      France          Chemical Company        64.560
  8343      Splice Sleeve North America (USA)           unknown                      United States
                                                                                     Of America      Chemical Company        21.304
   450      CREANOVA Inc.                               Corporation                  United States   Produces and sells
                                                                                     Of America      various chemical
                                                                                                     products                46.500
  4144      Degussa Canada Ltd.                         Private Limited Company      Canada          Inactive                64.560
  4010      NUODEX Mexicana S.A. de C.V.                Limited Partnership          Mexico          Chemical Company        25.824
  4106      Sivento, Inc.                               Corporation                  United States   Produces and sells
                                                                                     Of America      various chemical
                                                                                                     products                64.560
  8438      Degussa Construction Chemicals Operations   Limited Liability Company    United States
            LLC                                                                      Of America      Chemical Company        64.560
  8177      HSC II, Inc.                                Corporation                  United States
                                                                                     Of America      Chemical Company        64.560
  8437      Senergy LLC                                 Limited Liability Company    United States
                                                                                     Of America      Chemical Company        64.560
  8246      ORD Products Inc . (dormant)                Corporation                  United States
                                                                                     Of America      In Liquidation          64.560
  8378      Degussa BioActives Sales U.S., Inc.         Corporation                  United States
                                                                                     Of America      Chemical Company        64.560
  8103      Alex Fries Inc.                             Corporation                  United States
                                                                                     Of America      Chemical Company        64.560
  8104      Alfrebo Inc.                                Corporation                  United States
                                                                                     Of America      Chemical Company        64.560
  8322      Degussa Health & Nutrition US LP            Limited Partnership          United States
                                                                                     Of America      Chemical Company        64.560
  8274      Servicios Corporativos del Valle S.A. de    Limited Partnership          Mexico          Provides services to
            C.V.                                                                                     holding or operating
                                                                                                     companies               64.560
  4542      Midwest Lysine, L.L.C.                      Limited Liability Company    United States   Produces and sells
                                                                                     Of America      various chemical
                                                                                                     products                32.280
  8325      SKW Nature's Products, Inc.                 Corporation                  United States
                                                                                     Of America      Chemical Company        64.560
  8174      VFS, L.L.C.                                 Limited Liability Company    United States   Special-Purpose
                                                                                     Of America      Finance subsidiary;
                                                                                                     To be liquidated        21.498
  4219      Rohm France S.A.R.L.                        Private Limited Company      France          Chemical Company        64.560

EXHIBIT F - SCHEDULE 1(d)                                                     59

                                                                                                                             STAKE
                                                                                                                            RELATED
                                                                                        STATE OF                              TO
COMPANY-ID               NAME OF COMPANY                       ORGANIZATION           ORGANIZATION    TYPE OF BUSINESS      E.ON AG
----------  ------------------------------------------  ---------------------------  -------------   -------------------    -------
8439        Degussa Bioactives GmbH                     Private Limited Company      Germany         Chemical Company        64.560

8121        Degussa Flavors & Fruit Systems GmbH        Private Limited Company      Germany         Chemical Company        64.560

8237        Monnier distribution d'adjuvants            unknown                      France          Chemical Company        64.560

8248        P.T. Natafood Bio-Industries                Limited Liability Company    Indonesia       Chemical Company        59.201

8409        Degussa Health and Nutrition International
            GmbH                                        Private Limited Company      Germany         Chemical Company        64.560

8115        Degussa Texturant Systems Deutschland GmbH  Private Limited Company      Germany         Chemical Company        64.560

8391        Nuruplan GmbH                               Private Limited Company      Germany         Chemical Company        32.280

8149        Degussa Texturant Systems GmbH              Private Limited Company      Germany         Inactive                64.560

8407        SKW BU TS Italy s.r.l.                      Private Limited Company      Italy           Chemical Company        64.560

 440        Huls China Ltd.                             Private Limited Company      China           Chemical Company        46.500

5006        Aethylen-Rohrleitungs-Gesellschaft mbH      Private Limited Company      Germany         Provides Pipeline
                                                                                                     Services                10.781

4636        Degussa Private Limited                     Private Limited Company      Singapore       Management services     64.560

4738        DH Dritte Vermogensverwaltungs-GmbH         Private Limited Company      Germany         Inactive                64.560

4003        DH Energiebeschaffungs-GmbH                 Private Limited Company      Germany         Holding Company         64.560

4917        Alumina Chemicals (UK) Limited (i.L.)       Private Limited Company      United Kingdom  Chemical Company        64.560

4946        Clearex Properties Ltd. (i.L.)              Private Limited Company      United Kingdom  Chemical Company        64.560

4931        Idenden Alumet Limited (i.L.)               Private Limited Company      United Kingdom  Inactive                64.560

4937        Lapo-Chem Limited (i.L.)                    Private Limited Company      United Kingdom  In Liquidation          64.560

4928        Laporte Chelveston Limited (i.L.)           Private Limited Company      United Kingdom  In Liquidation          64.560

4916        Laporte (ECL) Limited (i.L.)                Private Limited Company      United Kingdom  In Liquidation          64.560

4930        Laporte Industrial Coatings (i.L.)          unknown                      United Kingdom  Inactive                64.560

4886        Laporte Organisation Pty. Ltd.              Private Limited Company      United Kingdom  Chemical Company        64.560

4926        Maintenance Products Limited (i.L.)         Private Limited Company      United Kingdom  Inactive                64.560

4885        Laporte Industries Australia Ltd. (i.L.)    Proprietary Limited Company  Australia       Chemical Company        64.560

4927        W.S. Furguson & Company Limited (i.L.)      Private Limited Company      United Kingdom  In Liquidation          64.560

4884        Laporte Speciality Nordic Organics ApS      Public Limited Company       Denmark         Chemical Company        64.560

8458        Proligo Canada Inc.                         Corporation                  Canada          Chemical Company        64.560

4824        Shawcross                                   unknown                      Portugal        Chemical Company        64.560

4825        Soderec International S.A.                  Limited Corporation (public  France          Chemical Company        64.560
                                                        or private)

4923        Laporte (DL) Limited (i.L.)                 Private Limited Company      United Kingdom  In Liquidation          64.560

4818        Laporte Flourides                           unknown                      United Kingdom                          64.560

4837        Laporte Industries Ltd. (Fine Organics)     Private Limited Company      United Kingdom                          64.560

4844        Laporte Industries Ltd. Group Treasury

            (Reporting Entity)                          Private Limited Company      United Kingdom  Provides Management
                                                                                                     Services                64.560

4840        Peroxyde Chemie (Reporting Entity)          unknown                      United Kingdom  Produces and sells
                                                                                                     peroxide                64.560

4831        Laporte Speciality Organics Srl             Private Limited Company      Italy           Chemical Company        64.560

4948        FC GmbH                                     Private Limited Company      Germany         Chemical Company        64.560

4882        Laporte Speciality Organics Ges.m.b.H.      Private Limited Company      Austria         Chemical Company        64.560

4949        Inspec do Brasil Ltda.                      Limited Liability Company    Brazil                                  64.560

4977        Degussa Fine Chemicals LLC                  Limited Liability Company    United States
                                                                                     Of America                              64.560

4978        Degussa Sulfolane LLC                       Limited Liability Company    United States
                                                                                     Of America                              64.560

4858        Kamco Industries Inc.                       Corporation                  United States
                                                                                     Of America      Chemical Company        64.560

4823        Laporte Performance Chemicals Hythe         unknown                      United Kingdom                          64.560

4817        Laporte Speciality Organics Far East Ltd.   Private Limited Company      Korea, Rep. of
                                                                                     South           Chemical Company        64.560

4835        Laporte Speciality Organics Sarl            Private Limited Company      France          Chemical Company        64.560

8187        Kergold Versicherungs-Vermittlungs GmbH     Private Limited Company      Germany         Conducts activities
                                                                                                     related to              63.236
                                                                                                     specialty chemicals

8353        Th. Goldschmidt E.P.E.                      Public Limited Company       Greece          Conducts activities
                                                                                                     related to              63.236
                                                                                                     specialty chemicals

EXHIBIT F - SCHEDULE 1(d)                                                     60

                                                                                                                             STAKE
                                                                                                                            RELATED
                                                                                        STATE OF                              TO
COMPANY-ID               NAME OF COMPANY                       ORGANIZATION           ORGANIZATION     TYPE OF BUSINESS     E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
4615        Handelsaktieselskabet C.C. Hermann          Public Limited Company       Denmark         Marketing Company       64.560
8170        HEG Hochdruckextraktion GmbH                Private Limited Company      Germany         Chemical Company        64.560
4090        Huls ASIA PTE LTD.                          Private Limited Company      Singapore       Support Company for     64.560
                                                                                                     Degussa's activities
                                                                                                     in Asia
4065        Huls do Brasil Ltda.                        Limited Liability Company    Brazil          Markets/sells           64.560
                                                                                                     chemical products
4116        Huls America Latina Ltda.                   Limited Liability Company    Brazil          Chemical Company        64.560
4680        Perbor AG                                   Limited Corporation          Switzerland     Chemical Company        64.560
4695        Methanova GmbH                              Private Limited Company      Germany         Chemical Company        64.560
4062        Polymer Latex GmbH & Co. KG                 Limited Partnership with a   Germany         Chemical Research and   32.280
                                                        Private Limited Liability                    Production Company
                                                        Company as a General
                                                        Partner
4061        Polymer Latex Verwaltungs-GmbH              Private Limited Company      Germany         Chemical Research and   32.280
                                                                                                     Production Company;
                                                                                                     Holding and
                                                                                                     Management Company
8462        Proligo Thioates, LLC                       Limited Liability Company    United States   Chemical Company        32.280
                                                                                     Of America
1026        MAKROFORM GmbH                              Private Limited Company      Germany         Chemical Company        28.974
4039        Resopal S.A.                                Limited Corporation (public  Spain           Chemical Company        12.912
                                                        or private)
4585        SASIL Patentverwertungsgesellschaft mbH     Private Limited Company      Germany         Provides services to    32.280
                                                                                                     holding or
                                                                                                     operating companies
8101        Agrochemie Handelsgesellschaft mbH          Private Limited Company      Germany         Chemical Company        33.609
8315        SKW Piesteritz Verwaltungsgesellschaft mbH  Private Limited Company      Germany         Real Estate Company     33.609
1102        Stockhausen Kimya Sanayi ve Ticaret A.S.    Public Limited Company       Turkey          Chemical Company        64.547
4221        Stockhausen Latino Americana Ltda.          Limited Liability Company    Brazil          Chemical Company        64.560
8477        Woermann Bauchemie GmbH                     Private Limited Company      Germany         Chemical Company        46.500
3811        Wilh. Ispert GmbH & Co KG                   Limited Partnership with a   Germany         Textile Distribution   100.000
                                                        Private Limited Liability
                                                        Company as a General
                                                        Partner
1305        EAVV Energie Assekuranz Versicherungs       Private Limited Company      Germany         Insurance Broker        20.000
            Vermittlungs GmbH
8733        E.ON Zehnte Verwaltungsgesellschaft mbH     Private Limited Company      Germany         Manages Cash           100.000
                                                                                                     Generated by E.ON
                                                                                                     Group Companies
1282        Bergemann GmbH                              Private Limited Company      Germany         Holding Company         37.200
 380        Montan-Verwaltungsgesellschaft mbH          Private Limited Company      Germany         Holding Company         21.300
8731        NFK Finanzkontor Beteiligungs GmbH          Private Limited Company      Germany         Managing Partner with  100.000
                                                                                                     Liability for NFK
                                                                                                     Finanzkontor GmbH
                                                                                                     & Co. KG
1154        Pragma Ltd.                                 Private Limited Company      United Kingdom  Inactive               100.000
1157        Thame Power Ltd.                            Private Limited Company      United Kingdom  Inactive               100.000
1289        BOUYGUES TELECOM S.A.                       Limited Corporation (public  France          Mobile                  15.911
                                                        or private)                                  Telecommunications
                                                                                                     and Digital Wireless
                                                                                                     Network Operator